UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2011 (December 12, 2011)

Baldwin Technology Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)

2000 NW Corporate Blvd., Suite 101, Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)

561 367-2950
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On December 12, 2011, Baldwin Technology Company, Inc. (“Baldwin” or the “Company”) entered into an amended and restated employment agreement with Mark T. Becker, its President and Chief Executive Officer, effective November 19, 2011.  The agreement specifies the formal terms and conditions of Mr. Becker’s employment and provides for the Company to pay to Mr. Becker an annual base salary of $300,000.  In addition, for the fiscal year ending June 30, 2012, Mr. Becker can earn a maximum potential bonus of two hundred percent (200%) of his Base Salary upon achievement of certain objectives and satisfaction of criteria mutually agreed upon by Mr. Becker and the Compensation Committee of the Board of Directors of the Company.  The agreement also provides for a severance payment in an amount equal to Mr. Becker’s annual base salary if the Employment Period is terminated (i) by the Company without Cause or (ii) by Mr. Becker (A) for Good Reason or (B) within three months following a Change of Control for any reason or no reason or (iii) due to Mr. Becker’s death or permanent disability or incapacity.  A copy of the agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	10.1	Amended and Restated Employment Agreement between Baldwin Technology Company, Inc. and Mark T. Becker dated as of November 19, 2011 (filed herewith).

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements are also subject to risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and other Securities and Exchange Commission filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

By:	/s/ Ivan R. Habibe
Ivan R. Habibe
Vice President, Chief Financial Officer
and Treasurer

Dated: December 15, 2011